U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 10, 2006
                                                        -------------------


                      PERFORMANCE CAPITAL MANAGEMENT, LLC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                0 - 50235              03-0375751
     -----------------           ------------          ----------------
      (State or other            (Commission           (I.R.S. Employer
        Jurisdiction             File Number)         Identification No.)
     of incorporation)


           222 SOUTH HARBOR BLVD., SUITE 400
           ANAHEIM, CALIFORNIA                                  92805
        ----------------------------------------             ----------
        (Address of principal executive offices)             (Zip Code)


     Registrant's telephone number, including area code: (714) 502-3780
                                                         ----------------


        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS.

On November 10, 2006, Performance Capital Management, LLC (the "Company") commenced a Voluntary Sale Program (the "Program") offering to those Unit holders who own a total of 99 or fewer Company Units the option to sell all (but not less than all) of their Units back to the Company at a price of $4.75 per Unit. The offer will expire at 5:00 PM Eastern Time on December 22, 2006, unless extended.

The price per Unit was determined by the Company's Board of Directors after its consideration of a number of factors, including:
     -    the  lack  of  a  public  trading  market;
     -    the  average  annual  Unit  distribution  made  by  the  Company;
     -    the  cost  to the Company of maintaining and servicing small accounts;
     - the savings to the Company if future distributions to holders of fewer than 100 Units are eliminated as a result of the purchase of those Units;
     - the inconvenience experienced by holders of fewer than 100 Units in preparing their individual tax returns, due to the fact that they must wait to receive K-1's from the Company each year prior to doing so, particularly in light of the relatively small amounts reflected in the K-1's;
     - the fact that the value of each Unit is not equal because under the Company's Operating Agreement holders of Units do not all receive distributions from the Company in the same amount per Unit;
     - the requirement, under the applicable rule of the Securities and Exchange Commission, that the Company pay the same price per Unit to all holders of fewer than 100 Units who elect to sell all of their Units back to the Company, notwithstanding the fact that, under the Company's Operating Agreement, holders of Units do not all receive distributions from the Company in the same amount per Unit; and
     - the fact that the number of holders of fewer than 100 Units increase each year due to the lack of a trading market for the Units and the distribution of Units to multiple recipients in most instances upon the death of a Unit holder.

Each Unit holder who is eligible to participate in the Program can accept or reject the Company's offer to purchase all of their Units. Once a Unit holder accepts the Company's offer, it is irrevocable.

The primary objective of the Program is to provide a means for the Company to reduce the number of Unit holders who own a small number of Units in order to reduce the Company's cost of servicing those accounts.

Approximately 1,100 Unit holders of the Company's 2,500 record Unit holders are believed by the Company to own in aggregate 99 or fewer Units and such Unit holders own a total of approximately 78,000 Units out of 564,125 Units outstanding. The potential outlay to repurchase the units could total $370,000. The amount of the cost savings to the Company is dependent upon the number of Units repurchased by the Company.


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
The effect of the repurchases on Unit holders who own in aggregate 100 or more Units will be an increase in their percentage interest in the Company.

Following the Company's repurchase of LLC Units, a Unit holder who previously beneficially owned less than 10% of the Company's outstanding Units may beneficially own more than 10% of the Company's outstanding Units without having purchased additional Units. If, before the repurchase, the Unit holder is aware that the repurchase will occur and will have this result on his or her holdings, the Unit holder must file a Form 3 within ten (10) [business] days after the repurchase that results in the unit holder beneficially owning more than 10% of the Company's outstanding LLC Units. If the Unit holder is unaware of the repurchase and/or its consequences, he or she would not have to file a Form 3 until information in the Company's most recent quarterly, annual or current report indicates the amount of LLC Units outstanding following the repurchase.

Similarly, a Unit holder who previously beneficially owned less than 5% of the Company's outstanding Units may beneficially own 5% or more of the Company's outstanding Units without having purchased additional Units. If the repurchase will have this result on his or her holdings, the Unit holder must file a
Schedule 13G within forty-five (45) days after the end of the year in which the repurchase occurred, in accordance with Regulation [13D] under the Act.

This report on Form 8-K is not an offer to purchase or a solicitation of an offer to purchase with respect to the Company's Units. The offer is being made upon the terms set forth in the Program.


                           FORWARD-LOOKING STATEMENTS
                           --------------------------

Except for the historical information presented in this document, the matters discussed in this Form 8-K or otherwise incorporated by reference into this document contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as "believes," "plans," "expects," "may," "will," "intends," "should," "plan," "assume" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by Performance Capital Management, LLC. You should not place undue reliance on forward-looking statements. Forward-looking statements involve risks and uncertainties. The actual results that we achieve may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and we assume no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by us in this report on Form 8-K and in our other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect our business.


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
                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PERFORMANCE CAPITAL MANAGEMENT, LLC


 November 14, 2006                  By:  /s/ David J. Caldwell
----------------------                    -----------------------------
       (Date)                             David J. Caldwell
                                          Its: Chief Operations Officer


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